Exhibit (h)(7)(c)

AMENDED AND RESTATED

EXPENSE LIMITATION AGREEMENT

THIS AMENDED AND RESTATED EXPENSE LIMITATION AGREEMENT, is hereby made as of February 28, 2021, between The MainStay Funds and MainStay Funds Trust (each a "Trust" and collectively, the "Trusts"), on behalf of each series of the Trusts as set forth on Schedule A (each a "Fund" and collectively, "Funds"), and New York Life Investment Management LLC (the "Manager") ("Agreement").

WHEREAS, the Manager has been appointed the manager of each of the Funds pursuant to an Agreement between each Trust, on behalf of the Funds, and the Manager; and

WHEREAS, each Trust and the Manager desire to enter into the arrangements described herein relating to certain expenses of the Funds;

NOW, THEREFORE, each Trust and the Manager hereby agree as follows:

1. The Manager hereby agrees to waive fees and/or reimburse Fund expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses), to the extent necessary to maintain Total Annual Operating Expenses specified for the class of shares of each Fund listed on Schedule A through February 28, 2022, except as provided below.

2. The waivers and/or reimbursements described in Section 1 above are not subject to recoupment by the Manager.

3. The Manager understand and intends that the Funds will rely on this Agreement (1) in preparing and filing amendments to the registration statements for the Trusts on Form N-1A with the Securities and Exchange Commission, (2) in accruing each Fund's expenses for purposes of calculating its net asset value per share and (3) for certain other purposes and expressly permits the Funds to do so.

4. This agreement shall renew automatically for one-year terms unless the Manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

MAINSTAY FUNDS TRUST

By:	/s/ Jack R. Benintende
Name:	Jack R. Benintende
Title:	Treasurer and Principal Financial and
Accounting Officer

THE MAINSTAY FUNDS

By:	/s/ Jack R. Benintende
Name:	Jack R. Benintende
Title:	Treasurer and Principal Financial
and Accounting Officer

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

By:	/s/ Kirk C. Lehneis
Name:	Kirk C. Lehneis
Title:	Senior Managing Director and Chief Operating Officer

SCHEDULE A

FUND	Total Annual Operating Expense Limit (as a percent of average daily net assets)

ALL FUNDS

(except MainStay CBRE Global Infrastructure Fund, MainStay CBRE Real Estate Fund, MainStay Epoch Global Equity Yield Fund, MainStay MacKay Intermediate Tax Free Bond Fund, MainStay MacKay International Equity Fund and MainStay MacKay U.S. Infrastructure Bond Fund)

CLASS R6 SHARES

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I.

MainStay Candriam Emerging Markets Equity Fund

Class A: 1.50%

Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: 1.10%
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
SIMPLE Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay Candriam Emerging Markets Debt Fund

Class A: 1.15%
Class B: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: 0.85%
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
SIMPLE Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay CBRE Global Infrastructure Fund	Expense Limitation from December 18, 2019 until February 28, 2022 Class A: 1.33% Class C: 2.08% Investor Class: 1.45% Class I: 0.97% Class R6: 0.95% SIMPLE Class: 1.70%
MainStay CBRE Real Estate Fund	Expense Limitation from December 18, 2019 until February 28, 2022 Class A: 1.18% Class C: 1.93% Investor Class: 1.35% Class I: 0.83% Class R3: 1.43% Class R6: 0.74% SIMPLE Class: 1.60%

FUND	Total Annual Operating Expense Limit (as a percent of average daily net assets)
MainStay Conservative Allocation Fund	Class A: 0.50% Class B: 1.30% Class C: 1.30% Class I: 0.25% Investor Class: 0.55% Class R1: 0.35% Class R2: 0.60% Class R3: 0.85% SIMPLE Class: 0.80%
MainStay Conservative ETF Allocation Fund	Expense Limitation from June 30, 2020 until February 28, 2022 Class A: 0.80% Class C: 1.55% Class I: 0.55% Class R3: 1.15% SIMPLE Class: 1.05%
MainStay Defensive ETF Allocation Fund	Expense Limitation from June 30, 2020 until February 28, 2022 Class A: 0.80% Class C: 1.55% Class I: 0.55% Class R3: 1.15% SIMPLE Class: 1.05%
MainStay Epoch Capital Growth Fund	Class A: 1.15% Class C: None Class I: 0.90% Investor Class: None
MainStay Epoch Global Equity Yield Fund	Class A: 1.09% Class C: 1.84% Class I: 0.84% Class R6: 0.74%
MainStay Epoch International Choice Fund	Class I: 0.95%
MainStay Epoch U.S. Equity Yield Fund	Class I: 0.73%
MainStay Equity Allocation Fund	Class A: 0.50% Class B: 1.30% Class C: 1.30% Class I: 0.25% Investor Class: 0.55% Class R1: 0.35% Class R2: 0.60% Class R3: 0.85% SIMPLE Class: 0.80%

FUND	Total Annual Operating Expense Limit (as a percent of average daily net assets)
MainStay Equity ETF Allocation Fund	Expense Limitation from June 30, 2020 until February 28, 2022 Class A: 0.80% Class C: 1.55% Class I: 0.55% Class R3: 1.15% SIMPLE Class: 1.05%
MainStay Floating Rate Fund

Class A: 1.05%
Class B: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class R3: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
SIMPLE Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay Growth Allocation Fund	Class A: 0.50% Class B: 1.30% Class C: 1.30% Class I: 0.25% Investor Class: 0.55% Class R1: 0.35% Class R2: 0.60% Class R3: 0.85% SIMPLE Class: 0.80%
MainStay Growth ETF Allocation Fund	Expense Limitation from June 30, 2020 until February 28, 2022 Class A: 0.80% Class C: 1.55% Class I: 0.55% Class R3: 1.15% SIMPLE Class: 1.05%
MainStay Winslow Large Cap Growth Fund	Class I: 0.88%
MainStay MacKay California Tax Free Opportunities Fund:

Class A: 0.75%

Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class C2: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

SIMPLE Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

FUND	Total Annual Operating Expense Limit (as a percent of average daily net assets)
MainStay MacKay Convertible Fund	Class I: 0.61%
MainStay MacKay Growth Fund	Class I: 1.09%
MainStay MacKay High Yield Municipal Bond Fund

Class A: 0.875%

Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

SIMPLE Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay MacKay Intermediate Tax Free Bond Fund

Expense Limitation until August 31, 2021:

Class A: 0.77%
Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class R6: 0.50%

SIMPLE Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay MacKay International Equity Fund

Class A: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class R6 Shares.
Class B: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class R6 Shares.
Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class R6 Shares.
Class I: 0.85%.
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class R6 Shares.
Class R1: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class R6 Shares.
Class R2: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class R6 Shares.
Class R3: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class R6 Shares.
Class R6: 0.83%

SIMPLE Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class R6 Shares.

FUND	Total Annual Operating Expense Limit (as a percent of average daily net assets)
MainStay MacKay International Opportunities Fund

Class A: 1.85%
Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

SIMPLE Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay MacKay New York Tax Free Opportunities Fund

Class A: 0.75%

Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class C2: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

SIMPLE Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay MacKay S&P 500 Index Fund

Class A: 0.60%
Class I: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

SIMPLE Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay MacKay Short Duration High Yield Fund

Class A: 1.05%

Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class R2: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class R3: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

SIMPLE Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay MacKay Short Term Municipal Fund

Expense Limitation until August 31, 2021:

Class A: 0.70%

Class I: 0.40%
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

SIMPLE Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Expense Limitation for Class A2 until September 30, 2021:

Class A2: 0.70%

FUND	Total Annual Operating Expense Limit (as a percent of average daily net assets)
MainStay MacKay Total Return Bond Fund

Class A: 0.88%

Class B: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: 0.60%

Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class R1: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class R2: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class R3: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

SIMPLE Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay MacKay U.S. Equity Opportunities Fund

Class A: 1.50%
Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

SIMPLE Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay MacKay U.S. Infrastructure Bond Fund

Class A: 0.85%
Class B: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class R6: 0.53%

SIMPLE Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay Moderate Allocation Fund	Class A: 0.50% Class B: 1.30% Class C: 1.30% Class I: 0.25% Investor Class: 0.55% Class R1: 0.35% Class R2: 0.60% Class R3: 0.85% SIMPLE Class: 0.80%

FUND	Total Annual Operating Expense Limit (as a percent of average daily net assets)
MainStay Moderate ETF Allocation Fund	Expense Limitation from June 30, 2020 until February 28, 2022 Class A: 0.80% Class C: 1.55% Class I: 0.55% Class R3: 1.15% SIMPLE Class: 1.05%
MainStay Money Market Fund	Class A: 0.70% Class B: 0.80% Class C: 0.80% Investor Class: 0.80% SIMPLE Class: 0.80%
MainStay Short Term Bond Fund	Class A: 0.82% Class I: 0.40% Investor Class: 0.92% SIMPLE Class: 1.17%